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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) June 3, 1999 (June 1, 1999)


                       Commission file number  333-24519

                            Pen-Tab Industries, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                                  54-1833398
  (State or other jurisdiction              (I.R.S. Employer
  Incorporation or organization)            Identification Number)


                                167 Kelley Drive
                             Front Royal, VA 22630
                           Telephone: (540) 622-2000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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Item 5.  Other Events

         On June 1, 1999, Pen-Tab Industries, Inc. (the "Company") issued a press release announcing the retirement of Alan Hodes as Chief Executive Officer. Mr. Hodes will continue to serve on the Company's Board of Directors.

         Additionally, the Company announced in the same press release the appointment of Marc English as the new Chief Executive Officer. Mr. English is the former President of CSS Industries Inc.'s Cleo unit. This press release is incorporated herein as Exhibit 99.


Item 7.  Exhibits

99.      Press release by the Company dated June 1, 1999.
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                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Pen-Tab Industries, Inc.
                                           (Registrant)

Date:   June 3, 1999                       By: /s/  William Leary
--------------------                       ----------------------
                                           William Leary
                                           Vice President, Chief Financial and
                                           Administrative Officer
                                           (principal financial officer and
                                           accounting officer)